UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Iris Biotechnologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IRIS BIOTECHNOLOGIES INC.

5201 GREAT AMERICA PARKWAY, SUITE 320

SANTA CLARA, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 14, 2014

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Iris Biotechnologies Inc. (“Iris Biotechnologies”, or the “Company”), which will be held on November 14, 2014 at 10:00 a.m. Pacific Daylight Time at our offices, located at 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054, for the following purposes:

1. To elect three (3) members to our Board of Directors;

2. To ratify the appointment of Fiondella Milone and LaSaracina, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014; and

3.  For the transaction of such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Iris Biotechnologies’ Board of Directors has fixed the close of business on October 27, 2014 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 9:00 a.m.  Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.  If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided.  Your vote is very important.

By the Order of the Board of Directors

/s/ Simon Chin
Simon Chin
Chairman of the Board of Directors

Dated: October 27, 2014

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares will save Iris Biotechnologies the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.  Your vote is important, so please act today!

IRIS BIOTECHNOLOGIES INC.

5201 GREAT AMERICA PARKWAY, SUITE 320

SANTA CLARA, CA 95054

PROXY STATEMENT FOR THE

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2014

The Board of Directors of Iris Biotechnologies Inc. (“Iris Biotechnologies” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 5201 Great America Parkway, Suite 320, Santa Clara, 50541, on November 14, 2014, at 10:00 a.m. Pacific Daylight Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

The Board of Directors has fixed the close of business on October 27, 2014 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The notice of the Annual Meeting (the “Notice”), this Proxy Statement, the proxy card and the Annual Report on form 10-K for the fiscal year ended December 31, 2013 (“Annual Report”) will be first sent or made available to stockholders on October 30, 2014.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being furnished with respect to the solicitation of proxies by the Board of Directors of the Company for the Annual Meeting.

What Is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2014.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, the Company is delivering a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless the Company has received contrary instructions from one or more of the stockholders. This procedure reduces the Company’s printing and mailing costs, and the environmental impact of the Company’s annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which the Company delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, stockholders may write or speak to the Company at the following address and phone number:

Iris Biotechnologies Inc.

5201 Great America Parkway, Suite 320

Santa Clara, CA 95054

Attention: Corporate Secretary

Telephone: 408-867-2885

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on October 27, 2014 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.  On the record date, there were 15,194,436  shares of common stock outstanding.  Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Shareholders of Record

For your convenience, our record holders have two methods of voting:

1        Vote by mail.  Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

2.          Vote in person.  Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have two methods of voting:

1.          Vote by mail.  Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

2.          Vote in person.  Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy.  Thus, 7,597,218 shares must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

With the exception of Proposal 2, the ratification of the appointment of Fiondella Milone and LaSaracina, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014, all of the proposals to be voted upon at our 2014 Annual Meeting are considered non-routine.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Election of three (3) members to our Board of Directors	Plurality of the votes cast (the three directors receiving the most “For” votes)	No

Ratification of the Appointment of Fiondella Milone and LaSaracina LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2014	A majority of the votes cast	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of Iris Biotechnologies by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Iris Biotechnologies Inc., 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054, Attention: Secretary, or by facsimile at (408) 867-5068.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

Iris Biotechnologies shareholders do not have appraisal rights under California law or under the governing documents of Iris Biotechnologies with respect to the matters to be voted upon at the 2014 Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

When are Stockholder Proposals Due for the 2015 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2015 Annual Meeting must be submitted in writing to the Company’s Secretary at 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054, and received no later than April 30, 2015, to be includable in the Company’s proxy statement and related proxy for the 2015 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Interest of Officers and Directors in Matters to Be Acted Upon

Members of the board of directors and executive officers of Iris Biotechnologies do not have any interest in any other Proposal that is not shared by all other stockholders of Iris Biotechnologies other than Proposal 1, the election to our board of the three nominees set forth herein.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect three directors to hold office until the next annual meeting of stockholders. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Daniel Farnum, M.D., a current director of the Company, is not standing for re-election to the Board of Directors.

Information with Respect to Director Nominees

Listed below are the two current directors and one director nominee who are nominated to hold office until their successors are elected and qualified.

Name	Age
Simon Chin	55
Grace Osborne	47
Douglas Hendren	63

Simon Chin, President, Chief Executive Officer, Chief Financial Officer and Director - Mr. Chin, the Founder, has served as our President, Chief Executive Office and Chairman of the Board since February 1999 and as our Chief Financial Officer since March 2007. Prior to our founding, Mr. Chin was the Chief Executive Officer and Founder of DNA Laboratories where he developed key DNA chip technologies, and he also held management positions at leading companies such as Du Pont. He currently serves on the Industrial Advisory Board of the University of Pacific’s Thomas J. Long School of Pharmacy and Health Sciences. Mr. Chin obtained an MBA from Santa Clara University in 1993 and a B.S. in Chemical Engineering from the University of California, Berkeley in 1982. Mr. Chin’s technological and management expertise qualifies him to serve as a director of our company.

Grace Osborne, Vice President, Business Development & Human Resources and Director - Ms. Osborne has been our Vice President of Business Development& Human Resources since January 2005 and a member of our Board of Directors since March 2003. From December 1998 to May 2005, Ms. Osborne was the Founder and President of GCO Recruiters, which served fortune 100 companies and other technology companies. Ms. Osborne obtained a B.A. in human development from the University of California, Davis in 1989 and a M.B.A. from the California State University at Hayward in 1993. Ms. Osborne’s management expertise qualifies her to serve as a director of our company.

Douglas Hendren, Medical and Business Strategy Advisor - Dr. Hendren has been our Medical and Business Strategy Advisor since October 2013. Dr. Hendren was a partner at Humboldt Orthopedics 1989-1996. He was a founding partner of Hess Orthopaedics 1996-2010, managing partner 2001-2010 and designer and first director of the Hess surgical facility 2008-2010. Dr. Hendren obtained a B.A. in Social Relations from Harvard University in 1973, an M.D. from Case Western Reserve University in 1982, completed the Harvard Orthopaedic Program in 1988, and an M.B.A. in Sustainable Business from Bainbridge Graduate Institute in 2011.  Dr. Hendren’s medical industry and management expertise qualifies him to serve as a director of our company.

Information Regarding the Board of Directors and Corporate Governance

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

Except between Simon Chin and Grace Osborne, there are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•              convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•              subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•              found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•              the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•              the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Iris Biotechnologies and its shareholders.  The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Iris Biotechnologies.  The Board is not, however, involved in the operating details on a day-to-day basis.

Our Directors are elected by the vote of a majority in interest of the holders of our voting stock and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.

Directors may receive compensation for their services and reimbursement for their expenses as shall be determined from time to time by resolution of the Board. Each of our directors currently receives no cash compensation for their service on the Board of Directors.  Except for the Chairman of the Board, they do receive a small amount of stock and stock options for their service as board members.

Committees

We do not have any standing committees of our Board of Directors.

Code of Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. Our Code of Business Conduct and Ethics will be provided free of charge upon request to: Secretary, Iris Biotechnologies Inc., 5201 Great America Parkway, Suite 320, Santa Clara, California 95054.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2013, our Board held a total of 1 regularly scheduled and special meetings.  None of our incumbent directors attended less than 100% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Iris Biotechnologies does not have a policy with regard to board members’ attendance at annual meetings.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and our shareholders to combine these roles. Simon Chin has served as our Chairman since February 1999. Due to our small size and early stage, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. Our Board of Directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Stockholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to Iris Biotechnologies Inc. 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054, Attention: Simon Chin, or by facsimile at (408) 806-7149. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Vote Required

Under applicable California law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2014

Our Board has appointed Fiondella Milone and LaSaracina, LLP (“FML”), to serve as our independent registered public accounting firm for the year ending December 31, 2014.  FML has acted as our principal accountant since February 2013 and served as our principal accountant for the fiscal year ended December 31, 2013.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, Iris Biotechnologies is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Iris Biotechnologies and its stockholders.  If the appointment is not ratified, the Board will consider its options.

A representative of FML is expected to be present via telephone conference call at the Annual Meeting.  He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Board of Directors retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms.  Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, our Board of Directors consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Iris Biotechnologies.  The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Iris Biotechnologies’ accounting principles, and such other matters as are required to be discussed with the Board of Directors under generally accepted auditing standards.

It is not the duty of our Board of Directors to determine that Iris Biotechnologies’ financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits.  Those are the responsibilities of management and Iris Biotechnologies’ independent registered public accounting firm.  In making its determination, our Board of Directors has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Iris Biotechnologies’ independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed by our independent auditor for the audit of our annual financial statements, review of financial statements included in the quarterly reports and other fees that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2013 and 2012 were $27,500 and $27,500, respectively.

Audit-Related Fees

There were no other independent auditor related fees for the fiscal years ended December 31, 2013 and 2012, respectively.

All Other Fees

There were no other fees billed for products and services provided by our independent auditor for the fiscal years ended December 31, 2013 and 2012, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

We currently do not have a designated Audit Committee, and accordingly, our Board of Directors’ policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Board of Directors regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of Fiondella Milone and LaSaracina, LLP as Iris Biotechnologies’ independent registered public accounting firm for the fiscal year ending December 31, 2014.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FIONDELLA MILONE AND LASARACINA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of October 27, 2014 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our named executive officers and (iv) all directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (2)
Simon Chin	7,194,042	47.3
Ronald Mark Gemberling (3)	227,696	1.5
Paul Yaswen (4)	25,000
James LeBlanc (5)	235,539	1.6
Ralph M. Sinibaldi (6)	186,146	1.2
Grace Osborne (7)	652,165	4.3
Daniel Farnum (8)	1,238,154	8.1
John Hillis	945,830	6.2
All Executive Officers and Directors as a Group (7 persons) (9)	9,758,742	64.2

(1)                               Except as otherwise indicated, the address of each beneficial owner is c/o Iris BioTechnologies Inc., 5201 Great America Parkway, Suite 320, Santa Clara, California 95054.

(2)                               Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except where indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them.  Applicable percentage ownership as of October 27, 2014 is based upon 15,194,436 shares of common stock outstanding.

(3)                               Consists of options to purchase 267,696 shares of common stock, which are currently vested.

(4)                               Consists of options to purchase 25,000 shares of common stock, which are currently vested, but does not include options to purchase an aggregate of 75,000 shares of common stock.

(5)                               Includes options to purchase 110,000 shares of common stock, which are currently vested.

(6)                               Consists of options to purchase 186,146 shares of common stock, which are currently vested, but does not include options to purchase an aggregate of 8,854 shares of common stock.

(7)                               Includes 36,665 shares owned by her spouse and options to purchase 223,625 shares of common stock, which are currently vested, but does not include options to purchase an aggregate of 6,250 shares of common stock.

(8)                               Includes 42,000 shares owned by his spouse, 210,000 shares co-owned with his spouse and includes options to purchase 93,750 shares of common stock, which are currently vested, but does not include options to purchase an aggregate of 6,250 shares of common stock.

(9)                               Includes options to purchase 866,217 shares of common stock.

Executive Officers

The names of our executive officers and their ages, positions, and biographies are set forth below. Mr. Chin’s and Ms. Osborne’s backgrounds are discussed under the section Nominees for Election to Board of Directors.

Name	Age	Position
Simon S. M. Chin, MBA	55	President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board
Ronald Mark Gemberling, M.D.	67	Chief Medical Officer

Paul Yaswen. Ph.D.	56	Chief Scientific Officer
James LeBlanc, MBA	68	Vice President, Operations
Ralph M. Sinibaldi, Ph.D.	67	Vice President, Product Development
Grace Osborne, MBA	47	Vice President, Business Development & Human Resources and Director

Executive Biographies

Ronald Mark Gemberling, Chief Medical Officer - Dr. Gemberling has been our Chief Medical Officer since April 2004. In addition, Dr. Gemberling has had a medical practice in California for over thirty years. Dr. Gemberling obtained a B.A. in bacteriology at the University of California, Los Angeles in 1969 and completed his medical studies there in 1973. Dr. Gemberling received his general surgery training at the UCLA-VA Affiliated Hospitals where he finished as Chief Resident in 1978. Dr. Gemberling then spent a year as a clinical research Burn Fellow at the LA County-USC Medical Center Burn Unit before entering his training in plastic and reconstructive surgery at the University of Michigan and Chief Residency at the University of Louisville.

Paul Yaswen, Chief Scientific Officer — Dr. Yaswen has been our Chief Scientific Officer since October 2013. He has over two decades of experience performing breast cancer research at the Lawrence Berkeley National Laboratory. Dr. Yaswen has over 70 peer-reviewed publications, including many in high-impact journals. He also has a history of productive and rewarding interactions with breast cancer advocates, both as an instructor for the National Breast Cancer Coalition Project Lead, and as a participant in an NCI/NIEHS sponsored Breast Cancer and the Environment Research Center. Dr. Yaswen earned his Ph.D. in Cell and Molecular Biology from Brown University and his B.S. in Biology from Tuft University. He was also a NRSA Fellow in the Dept. of Cell & Molecular Biology at the Dana-Farber Cancer Institute, which is a major affiliate of Harvard Medical School.

James LeBlanc, Vice President, Operations — Mr. LeBlanc has been serving as our Operations Consultant since March 2006 and became our Vice President, Operations on May 8, 2009. He has more than thirty years of experience in U.S. and international management in quality assurance, manufacturing, materials, supply chain management, global distribution, regulatory compliance, product integrity and process engineering. . Prior to Iris Biotechnologies Mr. LeBlanc has held various senior management positions in companies such as Packeteer, Inc. and Northrop Grumman Missions Systems. He has served on core management teams that implemented Six Sigma, ISO 9000 and CMMI level 3 initiatives. Mr. LeBlanc has an MBA from Santa Clara University (1977) and a B.S. in Industrial Technology from San Jose State University (1973).

Ralph M. Sinibaldi, Vice President, Product Development - Dr. Sinibaldi has been our Vice President of Product Development since July 2003. He was previously the Vice President, Product Development, at Genospectra, a microarray and reagent company. He was also a founding Vice President of AgraQuest; Vice President, Scientific Affairs, at Operon Technologies, Inc., the leading DNA manufacturing company, which was acquired by Qiagen, where he was responsible for the Microarray Business Unit and the science involved. Dr. Sinibaldi obtained a Ph.D. in experimental biology from the University of Illinois in 1978 and a M.S. (1974) and B.S. in biological sciences in 1970.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of the copies of such forms received, we believe that during 2013, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

The following table sets forth all compensation earned in respect of our Chief Executive Officer and those individuals who received compensation in excess of $100,000 per year, collectively referred to as the named executive officers, for our last two completed fiscal years.

Summary Compensation Table

Name & Principal Position	Year	Option Awards ($)	Total ($)
Simon Chin,	2013	0	0
President, CEO and CFO	2012	0	0

Employment Agreements with Executive Officers

We have not entered into any employment agreements with our executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Director Compensation

We did not grant of options to purchase our common stock to our non-employee directors in 2013.

The following table sets forth summary information concerning total compensation paid to our non-employee directors in 2013 for services to our company.

Name	Stock Awards (1)	Total
Daniel Farnum, MD	$25,690	$25,690

(1)  represent aggregate grant date fair value for fiscal year 2013 of awards granted in 2013 under ASC Topic 718 as discussed in Note 6 Accounting for Share-Based Payments of the Notes to our Financial Statements included elsewhere in this report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On an ongoing basis Simon Chin, our President, Chief Executive Officer, Chief Financial Officer and Chairman of our Board of Directors, provided us with interim financing, which we have fully repaid.

We believe that the terms of all of the above transactions were commercially reasonable and no less favorable to us than we could have obtained from an unaffiliated third party on an arm’s length basis. Our policy requires that all related parties recuse themselves from negotiating and voting on behalf of our company in connection with related party transactions.

Board Determination of Independence

Our board of directors has determined that Douglas Hendren is “independent” as that term is defined by NASDAQ, but that neither Simon Chin nor Grace Osborne can be deemed “independent” in light of their employment as our executive officers.

OTHER MATTERS

Iris Biotechnologies has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters.  However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly.  In the event you are able to attend the Annual Meeting, at your request, Iris Biotechnologies will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of Iris Biotechnologies’ Annual Report and Form 10-K for the fiscal year ended December 31, 2013 may be obtained without charge by writing to the Corporate Secretary, Iris Biotechnologies Inc., 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054.

By Order of the Board of Directors

/s/ Simon Chin
Simon Chin
Chairman of the Board of Directors

October 27, 2014

PROXY CARD

IRIS BIOTECHNOLOGIES INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON NOVEMBER 14, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Simon Chin as proxy with full power of substitution, to represent and to vote all the shares of common stock of Iris Biotechnologies Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on November 14, 2014 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 14, 2014 at 10:00 am local time at the Company’s offices located at 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Iris Biotechnologies Inc. to be held at Iris Biotechnologies’ offices located at 5201 Great America Parkway, Suite 320, Santa Clara, CA 95054, on November 14, 2014, beginning at 10:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

1. Election of Directors	FOR	WITHHOLD

Nominees

01-Simon Chin	☐	☐

02-Grace Osborne	☐	☐

03- Douglas Hendren	☐	☐

2. Proposal to ratify Fiondella Milone and LaSaracina, LLP as Iris Biotechnologies Inc.’s independent registered public accountants for fiscal year ending December 31, 2014.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2014

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

VIA MAIL:

Philadelphia Stock Transfer, Inc.

2320 Haverford Rd., Suite 230

Ardmore, PA 19003

YOUR CONTROL NUMBER IS: